Exhibit 13.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Laurent Junique, Executive Chairman and Chief Executive Officer of TDCX Inc. (the “Company”), hereby certify, that, to my knowledge:

(1) The annual report on Form 20-F for the year ended December 31, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2024

By:	/s/ Laurent Junique
Name:	Laurent Junique
Title:	Executive Chairman and Chief Executive Officer